UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014 (January 30, 2014)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of The Scotts Company LLC Amended and Restated Executive Incentive Plan.

At the Annual Meeting of Shareholders of The Scotts Miracle-Gro Company (the “Company”) held on January 30, 2014, the Company's shareholders approved an amendment and restatement of The Scotts Company LLC Amended and Restated Executive Incentive Plan (the “Plan”) to, among other things, increase the maximum incentive payout that can be paid to any participant in any fiscal year from $2.5 million to $6.0 million to assure the deductibility of incentive payouts to the Company's Chief Executive Officer and other Plan participants.

A summary of the Plan, as amended and restated effective January 30, 2014, is contained in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 18, 2013 in connection with the 2014 Annual Shareholders Meeting under the heading “Proposal Number 3 - Approval of Amendment and Restatement of The Scotts Company LLC Amended and Restated Executive Incentive Plan” and is incorporated herein by reference.  The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 30, 2014, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) at The Berger Learning Center, located at 14111 Scottslawn Road, Marysville, Ohio 43041. At the close of business on December 4, 2013, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 62,123,664 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 58,668,954 Common Shares, or 94.4% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company's shareholders voted on the following matters:

Proposal 1 - Election of Directors.

Each of James Hagedorn, James F. McCann, Nancy G. Mistretta and Stephanie M. Shern was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2017. The results of the vote were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
James Hagedorn	53,952,876	2,176,248	2,539,830

James F. McCann	55,511,063	618,061	2,539,830

Nancy G. Mistretta	54,410,062	1,719,062	2,539,830

Stephanie M. Shern	54,689,001	1,440,123	2,539,830

Proposal 2 - Advisory Vote on the Compensation of the Company's Named Executive Officers (“Say-on-Pay”).

The compensation of the Company's named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,112,609	752,292	264,223	2,539,830

Proposal 3 - Amendment and Restatement of The Scotts Company LLC Amended and Restated Executive Incentive Plan.

As discussed in Item 5.02 above, the amendment and restatement of The Scotts Company LLC Amended and Restated Executive Incentive Plan (the “Plan”) to, among other things, increase the maximum incentive payout that can be paid to any participant in any fiscal year from $2.5 million to $6.0 million was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,867,399	2,111,889	149,836	2,539,830

Proposal 4 - Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2014.

The Audit and Finance Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
57,105,742	1,442,323	120,889

Item 9.01.    Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description

10.1	The Scotts Company LLC Amended and Restated Executive Incentive Plan (Effective as of January 30, 2014)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: February 5, 2014	By: /s/ IVAN C. SMITH
Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 5, 2014
The Scotts Miracle-Gro Company

Exhibit No.	Description

10.1	The Scotts Company LLC Amended and Restated Executive Incentive Plan (Effective as of January 30, 2014)

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